                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report: March 12, 1999

                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                           specified in charter)


             MICHIGAN              0-14591              38-1986608
     (State of Incorporation)    (Commission          (IRS Employer
                                 File Number)      Identification no.)

           111 LYON STREET, N.W.
          GRAND RAPIDS, MICHIGAN                            49503
 (Address of principal executive offices)                 (Zip Code)


                      Registrant's telephone number,
                    including area code: (616) 771-5000



















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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          This Form 8-K is filed solely for the purpose of filing exhibits that will be incorporated by reference in the registrant's Form 10-K Annual Report for its fiscal year ended December 31, 1998, and other future filings.

     (c)  Exhibits:

          NUMBER    EXHIBIT

           3.2      BYLAWS.

           10.22 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.17 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.22.

           10.23 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.18 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.23.

           10.24 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement, with a participant schedule, is attached as Exhibit 10.24.

            10.25 INDEMNITY AGREEMENT. The form of Indemnity Agreement was previously filed as Exhibit 10(c) to Old Kent's Form 10-Q Quarterly Report for the fiscal quarter ended
                    June 30, 1997.  Here incorporated by reference.
                    A participant schedule is attached as Exhibit 10.25.

          21        SUBSIDIARIES OF REGISTRANT.














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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   OLD KENT FINANCIAL CORPORATION



                                   By:   /s/Mary E. Tuuk
                                         Mary E. Tuuk
                                         Senior Vice President and Secretary

Dated:  March 15, 1999

































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                               EXHIBIT INDEX


EXHIBIT NO.                 DOCUMENT

    3.2             BYLAWS.

  10.22 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.17 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.22.

  10.23 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.18 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.23.

   10.24 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement, with a participant schedule, is attached as Exhibit 10.24.

   10.25 INDEMNITY AGREEMENT. The form of Indemnity Agreement was previously filed as Exhibit 10(c) to Old Kent's Form 10-Q Quarterly Report for the fiscal quarter ended
                    June 30, 1997.  Here incorporated by reference.
                    A participant schedule is attached as Exhibit 10.25.

   21               SUBSIDIARIES OF REGISTRANT.


















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